Exhibit 24

POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

The undersigned hereby constitutes and appoints, for the period from the date hereof through February 28, 2005, each of Sabrina

Kirkpatrick and William C. Hicks, signing singly, his/her true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned Forms 3, 4

and 5 in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete the execution of any such Forms 3, 4, or 5 and the

timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of such

attorney-in-fact, may be of benefit to, in the best interest of,

or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such

attorney-in-fact may approve in his/her discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be

done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as such

attoney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her

substitute or substitutes, shall lawfully do or cause to be

done by virtue of this power of attorney and the rights and

powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at

the request of the undersigned, are not assuming any of the

undersigned's responsibilities to comply with Section 16 of

the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 7th day of

February, 2005.

R. Scott Asen

/s/ R. Scott Asen

Signature